EXHIBIT 99.2

FIRST QUARTER 2014

Supplemental Operating and Financial Data

Camden Las Olas - Ft. Lauderdale, FL
Year Built - 2004
420 Apartment Homes
97% Average 1st Quarter 2014 Occupancy

Camden Property Trust
Eleven Greenway Plaza, Suite 2400
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES
FIRST QUARTER 2014 OPERATING RESULTS

Houston, TEXAS (May 6, 2014) – Camden Property Trust (NYSE: CPT) today announced operating results for the three months ended March 31, 2014.

Funds from Operations (“FFO”)
FFO for the first quarter of 2014 totaled $1.05 per diluted share or $94.8 million, as compared to $0.97 per diluted share or $86.6 million for the same period in 2013.  FFO for the three months ended March 31, 2014 and 2013 included a $0.4 million and $0.7 million, respectively, gain on sale of undeveloped land.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported EPS of $40.0 million or $0.45 per diluted share for the first quarter of 2014, as compared to $63.5 million or $0.72 per diluted share for the same period in 2013.  EPS for the three months ended March 31, 2014 included a $3.6 million or $0.04 per diluted share gain on sale of unconsolidated joint venture properties, and a $0.4 million gain on sale of undeveloped land.  EPS for the three months ended March 31, 2013 included a $31.8 million or $0.36 per diluted share gain on sale of discontinued operations, and a $0.7 million or $0.01 per diluted share gain on sale of undeveloped land.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same Property Results
For the 47,915 apartment homes included in consolidated same property results, first quarter 2014 same property net operating income (“NOI”) increased 6.3% compared to the first quarter of 2013, with revenues increasing 4.7% and expenses increasing 2.1%.  On a sequential basis, first quarter 2014 same property NOI declined 0.3% compared to the fourth quarter of 2013, with revenues increasing 0.6% and expenses increasing 2.3% compared to the prior quarter.  Same property physical occupancy levels for the portfolio averaged 95.6% during the first quarter of 2014, compared to 95.7% in the fourth quarter of 2013 and 94.9% in the first quarter of 2013.

The Company defines same property communities as communities owned and stabilized since January 1, 2013.  A reconciliation of net income to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Disposition Activity
Camden disposed of two joint venture apartment communities during the quarter for a total of $65.6 million: Camden Braun Station, a 240-home community in San Antonio, TX, and Camden Piney Point, a 318-home community in Houston, TX.  Camden’s proportionate share of the gain on sale was $3.6 million.  The Company also sold approximately 3.0 acres of land adjacent to a current development community in Atlanta, Georgia for $6.3 million, recognizing a gain of $0.4 million.

Development Activity
Construction began during the quarter at Camden Chandler in Chandler, AZ, a $75 million project with 380 apartment homes.  Construction continued at 13 additional wholly-owned development communities: Camden NOMA in Washington, DC, a $110 million project with 320 apartment homes which is currently 40% leased; Camden Lamar Heights in Austin, TX, a $47 million project with 314 apartment homes; Camden Flatirons in Denver, CO, a $78 million project with 424 apartment homes; Camden Glendale in Glendale, CA, a $115 million project with 303 apartment homes; Camden Boca Raton in Boca Raton, FL, a $54 million project with 261 apartment homes; Camden Paces in Atlanta, GA, a $110 million project with 379 apartment homes; Camden La Frontera in Round Rock, TX, a $36 million project with 300 apartment homes; Camden Foothills in Scottsdale, AZ, a $50 million project with 220 apartment homes; Camden Hayden in Tempe, AZ, a $48 million project with 234 apartment homes; Camden Gallery in Charlotte, NC, a $58 million project with 323 apartment homes; The Camden in Los Angeles, CA, a $145 million project with 287 apartment homes; Camden Victory Park in Dallas, TX, an $82 million project with 423 apartment homes; and Camden Miramar Phase IXB in Corpus Christi, TX, an $8 million 75-unit expansion of an existing community.

Lease-up continued during the quarter at Camden South Capitol in Washington, DC, a $78 million joint venture project with 276 apartment homes which is currently 82% leased; and Camden Waterford Lakes in Orlando, FL, a $37 million joint venture project with 300 apartment homes which completed construction during the quarter and is currently 71% leased. Construction also continued at Camden Southline in Charlotte, NC, a $48 million joint venture project with 266 apartment homes.

During the quarter Camden acquired 2.9 acres of land in Houston, TX for $15.6 million for the future development of a two-phased apartment community.  Subsequent to quarter-end, the Company acquired 7.6 acres of land in Montgomery County, MD for $23.8 million for the future development of an apartment community.

Earnings Guidance
Camden maintained its FFO earnings guidance for 2014 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2014 FFO is expected to be $4.10 to $4.30 per diluted share, and full-year 2014 EPS is now expected to be $1.48 to $1.68 per diluted share.  Second quarter 2014 earnings guidance is $1.02 to $1.06 per diluted share for FFO and $0.37 to $0.41 per diluted share for EPS.  Guidance for EPS excludes future gains on real estate transactions.

The Company’s 2014 earnings guidance is based on projections of same property revenue growth between 3.5% and 4.5%, expense growth between 3.25% and 4.25%, and NOI growth between 3.25% and 5.25%.

Camden intends to update its earnings guidance to the market on a quarterly basis.  Additional information on the Company’s 2014 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Wednesday, May 7, 2014 at 11:00 a.m. Central Time to review its first quarter 2014 results and discuss its outlook for future performance.  To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 3295566, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 169 properties containing 59,641 apartment homes across the United States.  Upon completion of 14 properties under development and the expansion of an existing community, the Company’s portfolio will increase to 64,150 apartment homes in 183 properties. Camden was recently named by FORTUNE® Magazine for the seventh consecutive year as one of the “100 Best Companies to Work For” in America, ranking #11.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended March 31,
	2014		2013
Total property revenues (a)	$205,929		$189,811

EBITDA	118,273		110,698

Net income attributable to common shareholders	40,036		63,476
Per share - basic	0.45		0.72
Per share - diluted	0.45		0.72

Income from continuing operations attributable to common shareholders	40,036		29,012
Per share - basic	0.45		0.33
Per share - diluted	0.45		0.33

Funds from operations	94,832		86,631
Per share - diluted	1.05		0.97

Dividends per share	0.66		0.63
Dividend payout ratio	62.9%		64.9%

Interest expensed	23,133		24,895
Interest capitalized	4,902		3,270
Total interest incurred	28,035		28,165

Principal amortization	1,087		1,095

Net Debt to Annualized EBITDA (b)	5.4	x	5.5	x
Interest expense coverage ratio	5.1	x	4.4	x
Total interest coverage ratio	4.2	x	3.9	x
Fixed charge expense coverage ratio	4.9	x	4.3	x
Total fixed charge coverage ratio	4.1	x	3.8	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.4	x	3.4	x

Same property NOI increase (c)	6.3%		6.7%
(# of apartment homes included)	47,915		43,869

Gross turnover of apartment homes (annualized)	55%		55%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	48%		47%

	As of March 31,
	2014		2013
Total assets	$5,679,849		$5,382,856
Total debt	$2,589,922		$2,483,605
Common and common equivalent shares, outstanding end of period (d)	89,999		89,328
Share price, end of period	$67.34		$68.68
Book equity value, end of period (e)	$2,794,603		$2,650,023
Market equity value, end of period (f)	$6,060,533		$6,135,047

(a) Excludes discontinued operations.

(b) Net Debt is Notes Payable as reported at period end less Cash as reported at period end. Annualized EBITDA is EBITDA as reported for the period multiplied by 4 for quarter results.

(c) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2013.

(d) Includes at March 31, 2014: 88,100 common shares (including 288 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (1,899).

(e) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(f) Includes: common shares, commun units, and common share equivalents.

Note:  Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
OPERATING DATA	2014	2013
Property revenues
Rental revenues	$178,964	$164,393
Other property revenues	26,965	25,418
Total property revenues	205,929	189,811

Property expenses
Property operating and maintenance	50,747	48,263
Real estate taxes	23,577	21,183
Total property expenses	74,324	69,446

Non-property income
Fee and asset management	3,023	2,894
Interest and other income	288	52
Income on deferred compensation plans	681	2,999
Total non-property income	3,992	5,945

Other expenses
Property management	5,839	5,983
Fee and asset management	1,259	1,477
General and administrative	9,545	9,794
Interest	23,133	24,895
Depreciation and amortization	57,396	51,603
Amortization of deferred financing costs	841	916
Expense on deferred compensation plans	681	2,999
Total other expenses	98,694	97,667

Gain on sale of land	354	698
Equity in income of joint ventures	4,290	934
Income from continuing operations before income taxes	41,547	30,275
Income tax expense	(474)	(399)
Income from continuing operations	41,073	29,876
Income from discontinued operations	-	2,774
Gain on sale of discontinued operations, net of tax	-	31,783
Net income	41,073	64,433
Less income allocated to non-controlling interests from continuing operations	(1,037)	(864)
Less income, including gain on sale, allocated to non-controlling interests from discontinued operations	-	(93)
Net income attributable to common shareholders	$40,036	$63,476

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$41,073	$64,433
Other comprehensive income
Reclassification of prior service cost and net loss on post retirement obligation	15	14
Comprehensive income	41,088	64,447
Less income allocated to non-controlling interests from continuing operations	(1,037)	(864)
Less income, including gain on sale, allocated to non-controlling interests from discontinued operations	-	(93)
Comprehensive income attributable to common shareholders	$40,051	$63,490

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.45	$0.72
Net income attributable to common shareholders - diluted	0.45	0.72
Income from continuing operations attributable to common shareholders - basic	0.45	0.33
Income from continuing operations attributable to common shareholders - diluted	0.45	0.33

Weighted average number of common and
common equivalent shares outstanding:
Basic	87,651	86,703
Diluted	88,824	87,276

Note:  Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
FUNDS FROM OPERATIONS	2014	2013

Net income attributable to common shareholders	$40,036	$63,476
Real estate depreciation from continuing operations	56,011	50,506
Real estate depreciation and amortization from discontinued operations	-	1,867
Adjustments for unconsolidated joint ventures	1,314	1,608
Income allocated to non-controlling interests	1,037	957
(Gain) on sale of unconsolidated joint venture properties	(3,566)	-
(Gain) on sale of discontinued operations, net of tax	-	(31,783)
Funds from operations - diluted	$94,832	$86,631

PER SHARE DATA
Funds from operations - diluted	$1.05	$0.97
Cash distributions	0.66	0.63

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	89,910	89,177

PROPERTY DATA
Total operating properties (end of period) (a)	169	192
Total operating apartment homes in operating properties (end of period) (a)	59,641	65,005
Total operating apartment homes (weighted average)	52,659	54,311
Total operating apartment homes - excluding discontinued operations (weighted average)	52,659	51,018

(a) Includes joint ventures and properties held for sale.

Note:  Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN			BALANCE SHEETS
			(In thousands)

(Unaudited)	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2014	2013	2013	2013	2013
ASSETS
Real estate assets, at cost
Land	$978,770	$969,711	$967,121	$965,257	$949,244
Buildings and improvements	5,691,619	5,629,904	5,596,754	5,552,095	5,404,616
	6,670,389	6,599,615	6,563,875	6,517,352	6,353,860
Accumulated depreciation	(1,698,724)	(1,643,713)	(1,619,325)	(1,604,402)	(1,552,499)
Net operating real estate assets	4,971,665	4,955,902	4,944,550	4,912,950	4,801,361
Properties under development, including land	515,141	472,566	438,968	393,694	339,848
Investments in joint ventures	36,719	42,155	43,338	44,630	45,260
Properties held for sale	-	-	58,765	-	14,986
Total real estate assets	5,523,525	5,470,623	5,485,621	5,351,274	5,201,455
Accounts receivable - affiliates	26,145	27,724	27,474	27,274	26,948
Other assets, net (a)	107,862	109,401	112,520	94,847	89,233
Cash and cash equivalents	16,768	17,794	4,707	6,506	59,642
Restricted cash	5,549	6,599	60,889	6,381	5,578
Total assets	$5,679,849	$5,632,141	$5,691,211	$5,486,282	$5,382,856

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,649,041	$1,588,798	$1,721,998	$1,579,733	$1,538,471
Secured	940,881	941,968	943,039	944,090	945,134
Accounts payable and accrued expenses	124,981	113,307	124,336	100,279	102,307
Accrued real estate taxes	21,922	35,648	50,247	36,863	20,683
Distributions payable	59,728	56,787	56,793	56,821	56,559
Other liabilities (b)	88,693	88,272	69,716	63,366	69,679
Total liabilities	2,885,246	2,824,780	2,966,129	2,781,152	2,732,833

Commitments and contingencies
Non-Qualified deferred compensation share awards	55,498	47,180	47,092	-	-

Equity
Common shares of beneficial interest	966	967	967	967	962
Additional paid-in capital	3,593,633	3,596,069	3,595,536	3,625,283	3,590,261
Distributions in excess of net income attributable to common shareholders	(523,321)	(494,167)	(571,935)	(574,286)	(590,831)
Treasury shares, at cost	(399,510)	(410,227)	(410,309)	(410,665)	(412,643)
Accumulated other comprehensive loss (c)	(1,091)	(1,106)	(1,021)	(1,035)	(1,048)
Total common equity	2,670,677	2,691,536	2,613,238	2,640,264	2,586,701
Non-controlling interests	68,428	68,645	64,752	64,866	63,322
Total equity	2,739,105	2,760,181	2,677,990	2,705,130	2,650,023
Total liabilities and equity	$5,679,849	$5,632,141	$5,691,211	$5,486,282	$5,382,856

(a) Includes:
net deferred charges of:	$13,615	$14,497	$13,243	$14,008	$14,861

(b) Includes:
deferred revenues of:	$1,786	$1,886	$1,979	$1,336	$2,158
distributions in excess of investments in joint ventures of:	$-	$-	$-	$-	$9,718
fair value adjustment of derivative instruments:	$-	$-	$-	$-	($2)

(c) Represents the unrealized loss and unamortized prior service costs on post retirement obligations.

CAMDEN					PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2014 (in apartment homes)

	Fully Consolidated				Unconsolidated

	"Same Property"	Non- "Same Property"	Under Construction	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (a)	5,425	382	320	6,127	276	-	276	6,403
Houston, TX	4,569	1,343	-	5,912	2,522	-	2,522	8,434
Tampa, FL	4,658	-	-	4,658	450	-	450	5,108
Dallas, TX	4,417	-	423	4,840	1,250	-	1,250	6,090
Las Vegas, NV	4,918	-	-	4,918	-	-	-	4,918
Los Angeles/Orange County, CA	2,060	421	590	3,071	-	-	-	3,071
SE Florida	2,520	-	261	2,781	-	-	-	2,781
Orlando, FL	3,238	438	-	3,676	300	-	300	3,976
Charlotte, NC	2,894	-	323	3,217	-	266	266	3,483
Atlanta, GA	3,117	592	379	4,088	234	-	234	4,322
Denver, CO	1,941	-	424	2,365	-	-	-	2,365
Raleigh, NC	2,266	438	-	2,704	350	-	350	3,054
Phoenix, AZ	1,925	170	834	2,929	-	-	-	2,929
San Diego/Inland Empire, CA	1,665	-	-	1,665	-	-	-	1,665
Austin, TX	1,670	-	614	2,284	1,360	-	1,360	3,644
Other	632	930	75	1,637	270	-	270	1,907

Total Portfolio	47,915	4,714	4,243	56,872	7,012	266	7,278	64,150

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION					WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property"	Operating	Incl. JVs at		Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	Communities	Communities (b)	Pro Rata % (c)		2014	2013	2013	2013	2013
D.C. Metro	16.7%	16.2%	15.9%		95.3%	95.2%	95.5%	95.5%	95.5%
Houston, TX	9.9%	12.1%	12.6%		96.1%	96.4%	96.1%	96.5%	96.0%
Dallas, TX	7.2%	6.5%	6.7%		95.1%	95.7%	95.4%	95.4%	94.9%
Tampa, FL	7.6%	6.8%	6.8%		95.6%	95.6%	95.1%	95.5%	95.0%
SE Florida	7.5%	6.8%	6.7%		96.9%	96.3%	95.5%	95.1%	94.9%
Los Angeles/Orange County, CA	6.5%	6.8%	6.7%		95.9%	95.7%	95.5%	95.6%	95.7%
Las Vegas, NV	7.1%	6.3%	6.2%		95.0%	95.3%	95.1%	94.2%	92.4%
Atlanta, GA	5.6%	6.0%	5.9%		95.4%	95.6%	95.2%	95.3%	95.2%
Orlando, FL	5.6%	5.8%	5.8%		96.0%	95.6%	95.6%	95.8%	95.3%
Charlotte, NC	6.1%	5.6%	5.5%		97.3%	96.5%	96.6%	96.4%	96.1%
Raleigh, NC	3.9%	4.1%	4.1%		95.1%	96.0%	96.2%	95.0%	94.7%
Denver, CO	4.6%	4.1%	4.1%		94.1%	94.5%	95.4%	94.7%	94.8%
Phoenix, AZ	3.6%	3.6%	3.6%		94.9%	95.5%	92.6%	92.3%	93.0%
San Diego/Inland Empire, CA	4.2%	3.8%	3.7%		95.1%	95.8%	94.2%	94.3%	93.2%
Austin, TX	2.7%	2.5%	2.7%		95.9%	96.2%	95.8%	94.7%	95.0%
Other	1.2%	3.0%	3.0%		94.7%	95.1%	95.9%	96.7%	95.3%

Total Portfolio	100.0%	100.0%	100.0%		95.6%	95.7%	95.4%	95.3%	94.8%

(b) Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.
(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.
(d) Occupancy figures include all stabilized operating communities including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF
	PROPERTY NET OPERATING INCOME
	(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2014	2013	Change
"Same Property" Communities (a)	47,915	$184,431	$176,094	$8,337
Non-"Same Property" Communities (b)	4,714	20,071	12,011	8,060
Development and Lease-Up Communities (c)	4,243	194	-	194
Other (d)	-	1,233	1,706	(473)
Total Property Revenues	56,872	$205,929	$189,811	$16,118

Property Expenses
"Same Property" Communities (a)	47,915	$65,788	$64,448	$1,340
Non-"Same Property" Communities (b)	4,714	7,758	4,087	3,671
Development and Lease-Up Communities (c)	4,243	199	6	193
Other (d)	-	579	905	(326)
Total Property Expenses	56,872	$74,324	$69,446	$4,878

Property Net Operating Income
"Same Property" Communities (a)	47,915	$118,643	$111,646	$6,997
Non-"Same Property" Communities (b)	4,714	12,313	7,924	4,389
Development and Lease-Up Communities (c)	4,243	(5)	(6)	1
Other (d)	-	654	801	(147)
Total Property Net Operating Income	56,872	$131,605	$120,365	$11,240

Income from Discontinued Operations (e)		Three Months Ended March 31,
		2014	2013
Property revenues		$-	$8,111
Property expenses		-	(3,470)
Property net operating income		$-	$4,641
Depreciation and amortization		-	(1,867)
Gain on sale of discontinued operations, net of tax		-	31,783
Income, including gain on sale, allocated to non-controlling interests		-	(93)
Income attributable to common shareholders		$-	$34,464

Notes:
(a)	"Same Property" Communities are communities we owned and were stabilized since January 1, 2013.
(b)	Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2013. Discontinued operations, including properties held for sale, are excluded from the above results.
(c)	Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2013.
Discontinued operations, including properties held for sale, are excluded from the above results.
(d)	"Other" includes results from non-multifamily rental properties, above/below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.
(e)	Represents operating results for communities disposed of during 2013, of which Camden has no continuing involvement.

			"SAME PROPERTY"
CAMDEN			FIRST QUARTER COMPARISONS
			MARCH 31, 2014
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	1Q14	1Q13	Growth	1Q14	1Q13	Growth	1Q14	1Q13	Growth

D.C. Metro	$28,551	$28,345	0.7%	$8,666	$8,225	5.4%	$19,885	$20,120	(1.2%)
Houston, TX	18,872	17,712	6.5%	7,176	6,917	3.7%	11,696	10,795	8.3%
Dallas, TX	14,878	14,069	5.8%	6,334	6,358	(0.4%)	8,544	7,711	10.8%
Tampa, FL	14,877	14,181	4.9%	5,901	5,839	1.1%	8,976	8,342	7.6%
SE Florida	13,529	12,789	5.8%	4,662	4,615	1.0%	8,867	8,174	8.5%
Los Angeles/Orange County, CA	11,339	10,845	4.6%	3,585	3,571	0.4%	7,754	7,274	6.6%
Las Vegas, NV	13,050	12,665	3.0%	4,666	4,700	(0.7%)	8,384	7,965	5.3%
Atlanta, GA	10,659	9,933	7.3%	4,033	3,873	4.1%	6,626	6,060	9.3%
Orlando, FL	10,710	10,206	4.9%	4,097	4,056	1.0%	6,613	6,150	7.5%
Charlotte, NC	10,727	10,051	6.7%	3,477	3,415	1.8%	7,250	6,636	9.3%
Raleigh, NC	6,985	6,757	3.4%	2,323	2,250	3.2%	4,662	4,507	3.4%
Denver, CO	7,749	7,333	5.7%	2,302	2,186	5.3%	5,447	5,147	5.8%
Phoenix, AZ	6,502	6,118	6.3%	2,173	2,134	1.8%	4,329	3,984	8.7%
San Diego/Inland Empire, CA	8,058	7,639	5.5%	3,071	3,077	(0.2%)	4,987	4,562	9.3%
Austin, TX	5,802	5,450	6.5%	2,561	2,500	2.4%	3,241	2,950	9.9%
Corpus Christi, TX	2,143	2,001	7.1%	761	732	4.0%	1,382	1,269	8.9%

Total Same Property	$184,431	$176,094	4.7%	$65,788	$64,448	2.1%	$118,643	$111,646	6.3%

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	1Q14	1Q13	Change	1Q14	1Q13	Change

D.C. Metro	5,425		16.7%	95.2%	95.4%	(0.2%)	$1,638	$1,631	0.4%
Houston, TX	4,569		9.9%	96.0%	96.1%	(0.1%)	1,276	1,190	7.2%
Dallas, TX	4,417		7.2%	95.1%	94.7%	0.4%	1,036	988	4.9%
Tampa, FL	4,658		7.6%	95.7%	95.0%	0.7%	927	893	3.8%
SE Florida	2,520		7.5%	96.9%	94.9%	2.0%	1,659	1,594	4.0%
Los Angeles/Orange County, CA	2,060		6.5%	96.2%	95.7%	0.5%	1,740	1,664	4.6%
Las Vegas, NV	4,918		7.1%	95.0%	93.6%	1.4%	793	779	1.7%
Atlanta, GA	3,117		5.6%	95.5%	95.3%	0.2%	1,029	959	7.3%
Orlando, FL	3,238		5.6%	96.1%	95.4%	0.7%	989	952	3.9%
Charlotte, NC	2,894		6.1%	97.3%	96.3%	1.0%	1,119	1,061	5.5%
Raleigh, NC	2,266		3.9%	95.0%	94.6%	0.4%	923	886	4.1%
Denver, CO	1,941		4.6%	94.1%	94.6%	(0.5%)	1,241	1,174	5.7%
Phoenix, AZ	1,925		3.6%	95.6%	93.4%	2.2%	1,013	992	2.1%
San Diego/Inland Empire, CA	1,665		4.2%	95.1%	93.2%	1.9%	1,540	1,492	3.2%
Austin, TX	1,670		2.7%	95.4%	94.4%	1.0%	1,036	979	5.8%
Corpus Christi, TX	632		1.2%	95.1%	95.4%	(0.3%)	990	903	9.6%

Total Same Property	47,915		100.0%	95.6%	94.9%	0.7%	$1,175	$1,129	4.1%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.
(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY"
CAMDEN			SEQUENTIAL QUARTER COMPARISONS
			MARCH 31, 2014
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	1Q14	4Q13	Growth	1Q14	4Q13	Growth	1Q14	4Q13	Growth

D.C. Metro	$28,551	$28,609	(0.2%)	$8,666	$8,463	2.4%	$19,885	$20,146	(1.3%)
Houston, TX	18,872	18,718	0.8%	7,176	7,019	2.2%	11,696	11,699	0.0%
Dallas, TX	14,878	14,914	(0.2%)	6,334	6,010	5.4%	8,544	8,904	(4.0%)
Tampa, FL	14,877	14,674	1.4%	5,901	5,807	1.6%	8,976	8,867	1.2%
SE Florida	13,529	13,323	1.5%	4,662	4,643	0.4%	8,867	8,680	2.2%
Los Angeles/Orange County, CA	11,339	11,149	1.7%	3,585	3,733	(4.0%)	7,754	7,416	4.6%
Las Vegas, NV	13,050	13,078	(0.2%)	4,666	4,803	(2.9%)	8,384	8,275	1.3%
Atlanta, GA	10,659	10,591	0.6%	4,033	3,928	2.7%	6,626	6,663	(0.6%)
Orlando, FL	10,710	10,592	1.1%	4,097	4,016	2.0%	6,613	6,576	0.6%
Charlotte, NC	10,727	10,604	1.2%	3,477	3,483	(0.2%)	7,250	7,121	1.8%
Raleigh, NC	6,985	7,053	(1.0%)	2,323	2,296	1.2%	4,662	4,757	(2.0%)
Denver, CO	7,749	7,730	0.2%	2,302	2,238	2.9%	5,447	5,492	(0.8%)
Phoenix, AZ	6,502	6,317	2.9%	2,173	1,533	41.7%	4,329	4,784	(9.5%)
San Diego/Inland Empire, CA	8,058	8,090	(0.4%)	3,071	3,074	(0.1%)	4,987	5,016	(0.6%)
Austin, TX	5,802	5,732	1.2%	2,561	2,584	(0.9%)	3,241	3,148	3.0%
Corpus Christi, TX	2,143	2,132	0.5%	761	709	7.3%	1,382	1,423	(2.9%)

Total Same Property	$184,431	$183,306	0.6%	$65,788	$64,339	2.3%	$118,643	$118,967	(0.3%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	1Q14	4Q13	Change	1Q14	4Q13	Change

D.C. Metro	5,425		16.7%	95.2%	95.1%	0.1%	$1,638	$1,644	(0.4%)
Houston, TX	4,569		9.9%	96.0%	96.3%	(0.3%)	1,276	1,263	1.1%
Dallas, TX	4,417		7.2%	95.1%	95.9%	(0.8%)	1,036	1,031	0.5%
Tampa, FL	4,658		7.6%	95.7%	95.5%	0.2%	927	920	0.7%
SE Florida	2,520		7.5%	96.9%	96.4%	0.5%	1,659	1,639	1.2%
Los Angeles/Orange County, CA	2,060		6.5%	96.2%	95.8%	0.4%	1,740	1,723	1.0%
Las Vegas, NV	4,918		7.1%	95.0%	95.3%	(0.3%)	793	790	0.4%
Atlanta, GA	3,117		5.6%	95.5%	96.0%	(0.5%)	1,029	1,020	0.9%
Orlando, FL	3,238		5.6%	96.1%	95.9%	0.2%	989	981	0.7%
Charlotte, NC	2,894		6.1%	97.3%	96.6%	0.7%	1,119	1,113	0.5%
Raleigh, NC	2,266		3.9%	95.0%	95.9%	(0.9%)	923	922	0.1%
Denver, CO	1,941		4.6%	94.1%	94.5%	(0.4%)	1,241	1,236	0.4%
Phoenix, AZ	1,925		3.6%	95.6%	95.7%	(0.1%)	1,013	1,002	1.1%
San Diego/Inland Empire, CA	1,665		4.2%	95.1%	95.8%	(0.7%)	1,540	1,535	0.4%
Austin, TX	1,670		2.7%	95.4%	95.8%	(0.4%)	1,036	1,022	1.4%
Corpus Christi, TX	632		1.2%	95.1%	95.6%	(0.5%)	990	976	1.4%

Total Same Property	47,915		100.0%	95.6%	95.7%	(0.1%)	$1,175	$1,168	0.6%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.
(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

			"SAME PROPERTY" OPERATING EXPENSE
CAMDEN			DETAIL AND COMPARISONS
			MARCH 31, 2014
			(In thousands)

(Unaudited)
					% of Actual 1Q14 Operating
Quarterly Comparison (a)	1Q14	1Q13	$ Change	% Change	Expenses

Property taxes	$20,660	$19,537	$1,123	5.7%	31.4%
Salaries and Benefits for On-site Employees	14,806	14,529	277	1.9%	22.5%
Utilities	13,855	13,433	422	3.1%	21.1%
Repairs and Maintenance	8,903	8,620	283	3.3%	13.5%
Property Insurance	3,693	4,326	(633)	(14.6%)	5.6%
Other	3,871	4,003	(132)	(3.3%)	5.9%

Total Same Property	$65,788	$64,448	$1,340	2.1%	100.0%

					% of Actual 1Q14 Operating
Sequential Comparison (a)	1Q14	4Q13	$ Change	% Change	Expenses

Property taxes	$20,660	$19,118	$1,542	8.1%	31.4%
Salaries and Benefits for On-site Employees	14,806	15,093	(287)	(1.9%)	22.5%
Utilities	13,855	13,776	79	0.6%	21.1%
Repairs and Maintenance	8,903	8,866	37	0.4%	13.5%
Property Insurance	3,693	3,554	139	3.9%	5.6%
Other	3,871	3,932	(61)	(1.6%)	5.9%

Total Same Property	$65,788	$64,339	$1,449	2.3%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
				Three Months Ended
				March 31,
OPERATING DATA (a)				2014	2013
Property Revenues
Rental revenues				$4,630	$5,674
Other property revenues				613	820
Total property revenues				5,243	6,494

Property Expenses
Property operating and maintenance				1,331	1,827
Real estate taxes				854	920
Total property expenses				2,185	2,747

Net Operating Income (NOI)				3,058	3,747

Other expenses
Interest				948	1,198
Depreciation and amortization				1,335	1,606
Other				51	9
Total other expenses				2,334	2,813

Gain on sale of properties, net				3,566	-

Equity in income of joint ventures				$4,290	$934

	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2014	2013	2013	2013	2013
BALANCE SHEET DATA (b)
Land	$104,101	$110,496	$113,473	$110,549	$126,010
Buildings and improvements	669,943	695,290	722,921	705,450	828,505
	774,044	805,786	836,394	815,999	954,515
Accumulated depreciation	(64,780)	(61,493)	(58,588)	(51,587)	(143,212)
Real estate assets, net	709,264	744,293	777,806	764,412	811,303
Properties under development and land	19,299	25,999	35,562	42,778	91,821
Cash and other assets, net	10,685	19,882	13,226	21,077	14,646
Total assets	$739,248	$790,174	$826,594	$828,267	$917,770

Notes payable	$516,992	$530,701	$563,191	$555,406	$724,775
Other liabilities	18,571	29,856	28,498	29,848	27,461
Total liabilities	535,563	560,557	591,689	585,254	752,236

Members' equity	203,685	229,617	234,905	243,013	165,534
Total liabilities and members' equity	$739,248	$790,174	$826,594	$828,267	$917,770

Camden's equity investment	$36,719	$42,155	$43,338	$44,630	$45,260
Distributions in excess of investment in joint ventures	$-	$-	$-	$-	($9,718)

Camden's pro-rata share of debt	$103,399	$106,140	$112,638	$111,081	$144,955

PROPERTY DATA (end of period)
Total operating properties	21	22	24	23	37
Total operating apartment homes	7,012	7,270	7,870	7,594	10,692
Pro rata share of operating apartment homes	1,402	1,454	1,574	1,519	2,138
Total development properties	1	2	2	3	2
Total development apartment homes	266	566	566	842	576
Pro rata share of development apartment homes	53	113	113	168	115

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.

CAMDEN			CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF MARCH 31, 2014 ($ in millions)

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 05/04/2014
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied

UNDER CONSTRUCTION
1.	Camden NOMA	320	$110.0	$100.9	$21.7	4Q11	4Q13	2Q14	2Q15	40%	22%
	Washington, DC
2.	Camden Lamar Heights	314	47.0	34.2	34.2	2Q12	2Q14	4Q14	4Q15
	Austin, TX
3.	Camden Flatirons	424	78.0	54.3	52.7	3Q12	2Q14	4Q14	4Q16
	Denver, CO
4.	Camden Glendale	303	115.0	61.6	61.6	4Q12	1Q15	3Q15	1Q16
	Glendale, CA
5.	Camden Boca Raton	261	54.0	34.6	34.6	4Q12	3Q14	4Q14	4Q15
	Boca Raton, FL
6.	Camden Paces	379	110.0	55.2	55.2	4Q12	3Q14	2Q15	1Q17
	Atlanta, GA
7.	Camden La Frontera	300	36.0	12.2	12.2	2Q13	3Q14	1Q15	4Q15
	Round Rock, TX
8.	Camden Foothills	220	50.0	24.3	24.3	3Q13	3Q14	2Q15	3Q15
	Scottsdale, AZ
9.	Camden Hayden	234	48.0	16.4	16.4	3Q13	4Q14	2Q15	3Q15
	Tempe, AZ
10.	Camden Gallery	323	58.0	17.7	17.7	3Q13	1Q15	4Q15	2Q16
	Charlotte, NC
11.	The Camden	287	145.0	37.0	37.0	4Q13	2Q16	4Q16	2Q17
	Los Angeles, CA
12.	Camden Victory Park	423	82.0	19.0	19.0	4Q13	3Q15	1Q16	1Q18
	Dallas, TX
13.	Camden Chandler	380	75.0	14.3	14.3	1Q14	3Q15	2Q16	2Q17
	Chandler, AZ
14.	Camden Miramar Phase IXB	75	8.0	1.1	1.1	4Q13	3Q14	3Q14	3Q14
	Corpus Christi, TX

Total Development Communities		4,243	$1,016.0	$482.8	$402.0					40%	22%

Additional Development Pipeline & Land (a)					113.1

Total Properties Under Development and Land (per Balance Sheet)					$515.1

						Estimated/Actual Dates for
		Total	Total	Total		Construction	Initial	Construction	Stabilized	As of 05/04/2014
Joint Venture Completed Communities in Lease-Up		Homes	Budget	Cost		Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden South Capitol	276	$88.0	$78.4		2Q11	2Q13	3Q13	3Q14	82%	73%
	Washington, DC
2.	Camden Waterford Lakes	300	40.0	36.9		4Q12	4Q13	1Q14	4Q14	71%	57%
	Orlando, FL

Total Joint Venture Completed Communities in Lease-Up		576	$128.0	$115.3						76%	65%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
Joint Venture Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations
UNDER CONSTRUCTION
1.	Camden Southline	266	$48.0	$17.3	$17.3	2Q13	1Q15	3Q15	4Q15
	Charlotte, NC

Total Joint Venture Development Communities		266	$48.0	$17.3	$17.3

  (a) Please refer to the Development Pipeline & Land Summary on page 17.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF MARCH 31, 2014 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES (a)		Homes	Estimated Cost (b)	Cost to Date

1.	Camden McGowen Station	320	$82.0	$9.0
	Houston, TX
2.	Camden Lincoln Station	267	51.0	6.1
	Denver, CO
3.	Camden Conte (c)	519	170.0	16.0
	Houston, TX
4.	Camden Buckhead	336	80.0	19.3
	Atlanta, GA
5.	Camden NOMA II	405	124.0	20.4
	Washington, DC
6.	Camden Atlantic	286	62.0	12.1
	Plantation, FL

Development Pipeline		2,133	$569.0	$82.9

LAND HOLDINGS		Acreage		Cost to Date

	Dallas, TX	7.2		$8.6
	Houston, TX	11.5		6.5
	Las Vegas, NV	19.6		4.2
	Other	4.8		10.9

Land Holdings		43.1		$30.2

Total Development Pipeline and Land				$113.1

(a)	Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.
(b)	Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.
(c)	The development will be developed in two phases. The estimated units, estimated cost, and cost to date represent both phases.

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN		ACQUISITIONS & DISPOSITIONS

(Unaudited)

2014 DISPOSITION ACTIVITY ($ in millions)

Land Dispositions		Location	Acres	Year Built	Closing Date
1.	Paces Land	Atlanta, GA	3.0	N/A	03/03/14

Total/Average Land Dispositions		$6.3	3.0 Acres	N/A

Joint Venture Dispositions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Braun Station	San Antonio, TX	240	2006	02/12/14
2.	Camden Piney Point	Houston, TX	318	2004	02/27/14

Total/Average Joint Venture Dispositions		$65.6	558 Apartment Homes	2005
Pro Rata Joint Venture Dispositions		$13.1

CAMDEN		DEBT ANALYSIS
		(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2014:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured			Interest Rate on
Year (a)	Amortization	Maturities	Maturities	Total	% of Total	Maturing Debt
2014	$2,262	$32,247	$-	$34,509	1.3%	3.2%
2015	1,979	-	250,000	251,979	9.7%	5.1%
2016	2,201	-	-	2,201	0.1%	N/A
2017	2,419	-	246,750	249,169	9.6%	5.7%
2018	2,620	175,000	-	177,620	6.9%	0.9%
Thereafter	70,337	644,107	1,100,000	1,814,444	70.1%	4.5%
Total Maturing Debt	$81,818	$851,354	$1,596,750	$2,529,922	97.7%	4.4%

Unsecured Line of Credit	-	-	60,000	60,000	2.3%	0.8%
Other Short Term Borrowings	-	-	-	-	0.0%	N/A
Total Debt	$81,818	$851,354	$1,656,750	$2,589,922	100.0%	4.3%

Weighted Average Maturity of Debt		6.6 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$270,910	10.5%	1.0%	5.3 Years
Fixed rate debt	2,319,012	89.5%	4.7%	6.7 Years
Total	$2,589,922	100.0%	4.3%	6.6 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,649,041	63.7%	4.4%	6.5 Years
Secured debt	940,881	36.3%	4.2%	6.7 Years
Total	$2,589,922	100.0%	4.3%	6.6 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$729,971	77.6%	5.1%	6.8 Years
Conventional variable-rate mortgage debt	175,000	18.6%	0.9%	4.5 Years
Tax exempt variable rate debt	35,910	3.8%	1.3%	14.2 Years
Total	$940,881	100.0%	4.2%	6.7 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	1Q14 NOI	% of Total
Unencumbered real estate assets	43,884	77.2%	$5,595,980	77.9%	$98,023	74.5%
Encumbered real estate assets	12,988	22.8%	1,589,550	22.1%	33,582	25.5%
Total	56,872	100.0%	$7,185,530	100.0%	$131,605	100.0%

			Ratio of unencumbered assets at cost to unsecured debt is			3.4 times

(a) Includes all available extension options.
(b) Real estate assets include communities under development and exclude communities held through unconsolidated joint ventures.

CAMDEN			DEBT MATURITY ANALYSIS
					(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2014 AND 2015:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter (a)	Amortization	Maturities	Maturities	Total	Maturing Debt
2Q 2014	$839	$8,827	$-	$9,666	6.0%
3Q 2014	842	23,420	-	24,262	2.2%
4Q 2014	581	-	-	581	N/A
2014	$2,262	$32,247	$-	$34,509	3.2%

1Q 2015	$460	$-	$-	$460	N/A
2Q 2015	470	-	250,000	250,470	5.1%
3Q 2015	519	-	-	519	N/A
4Q 2015	530	-	-	530	N/A
2015	$1,979	$-	$250,000	$251,979	5.1%

(a) Includes all available extension options.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	<	60%	31%	Yes

Secured Debt to Gross Asset Value	<	35%	11%	Yes

Consolidated EBITDA to Total Fixed Charges	>	150%	379%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	>	10.5%	22%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	<	60%	35%	Yes

Total Secured Debt to Total Asset Value	<	40%	13%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	347%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	417%	Yes

(a)
For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b)	Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
				DEBT ANALYSIS
			(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF MARCH 31, 2014:

	Future Scheduled Repayments				Weighted Average
		Secured			Interest Rate on
Year (a)	Amortization	Maturities	Total	% of Total	Maturing Debt
2014	$1,145	$-	$1,145	1.1%	N/A
2015	1,707	-	1,707	1.7%	N/A
2016	1,655	33,316	34,971	33.8%	3.3%
2017	1,060	28,633	29,693	28.7%	3.0%
2018	440	25,965	26,405	25.5%	4.4%
Thereafter	313	8,014	8,327	8.1%	4.4%
Total Maturing Debt	$6,320	$95,928	$102,248	98.9%	3.6%

Subscription lines of credit (b)	-	1,151	1,151	1.1%	1.5%
Total Debt	$6,320	$97,079	$103,399	100.0%	3.6%

Weighted Average Maturity of Debt		3.4 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$26,096	25.2%	2.2%	2.8 Years
Fixed rate debt		77,303	74.8%	4.1%	3.5 Years
Total		$103,399	100.0%	3.6%	3.4 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$77,303	74.8%	4.1%	3.5 Years
Conventional variable-rate mortgage debt		19,662	19.0%	2.3%	2.7 Years
Variable-rate construction loans		5,283	5.1%	2.0%	3.7 Years
Subscription lines of credit		1,151	1.1%	1.5%	0.8 Years
Total		$103,399	100.0%	3.6%	3.4 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,012	$774,044
Properties under development and land		266	19,299
Total		7,278	$793,343

(a)	Includes all available extension options.
(b)	As of March 31, 2014 these borrowings were drawn under the subscription lines of credit with $8.8 million in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(c)	Balance sheet and property data reported at 100%.

CAMDEN		UNCONSOLIDATED REAL ESTATE INVESTMENTS
			DEBT MATURITY ANALYSIS
			(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2014 and 2015:

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter (a)	Amortization	Secured Maturities	Total	Maturing Debt
2Q 2014	$376	$-	$376	N/A
3Q 2014	380	-	380	N/A
4Q 2014 (b)	389	1,151	1,540	1.5%
2014	$1,145	$1,151	$2,296	1.5%

1Q 2015	$410	$-	$410	N/A
2Q 2015	405	-	405	N/A
3Q 2015	441	-	441	N/A
4Q 2015	451	-	451	N/A
2015	$1,707	$-	$1,707	N/A

(a)	Includes all available extension options.
(b)	4Q 2014 maturities includes subscription lines of credit with $1.2M (Camden's pro-rata share) outstanding as of March 31, 2014.
The lines of credit have $8.8 million in total capacity.

CAMDEN			CAPITALIZED EXPENDITURES
			& MAINTENANCE EXPENSE
			(In thousands, except unit data)

(Unaudited)
		First Quarter 2014
		Capitalized			Expensed
		Weighted Average
	Item	Useful Life (a)	Total	Per Unit	Total	Per Unit
	Interiors
	Floor coverings	5.5 years	$2,030	$39	$525	$10
	Appliances	9.5 years	887	17	184	3
	Painting	-	-	-	1,152	22
	Cabinetry/Countertops	10.0 years	322	6	-	-
	Other	9.3 years	1,131	21	553	11
	Exteriors
	Painting	5.0 years	63	1	-	-
	Carpentry	10.0 years	106	2	-	-
	Landscaping	6.1 years	270	5	3,152	60
	Roofing	20.0 years	477	9	46	1
	Site Drainage	10.0 years	99	2	-	-
	Fencing/Stair	10.0 years	130	2	-	-
	Other (b)	6.1 years	908	17	2,865	54
	Common Areas
	Mech., Elec., Plumbing	9.5 years	946	18	975	19
	Parking/Paving	5.0 years	63	1	-	-
	Pool/Exercise/Facility	7.5 years	967	18	294	6

	Total		$8,399	$158	$9,746	$186

	Weighted Average Apartment Homes			52,659		52,659

	Revenue Enhancing Expenditures (c)	10.0 years	$15,728	$10,707

	Revenue Enhanced Apartment Homes			1,469

(a)	Weighted average useful life of capitalized expenses for the three months ended March 31, 2014.
(b)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c)
Represents capital expenditures for the three months ended March 31, 2014 spent on apartment unit renovations (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended
	March 31,
	2014	2013
Net income attributable to common shareholders	$40,036	$63,476
Real estate depreciation from continuing operations	56,011	50,506
Real estate depreciation and amortization from discontinued operations	-	1,867
Adjustments for unconsolidated joint ventures	1,314	1,608
Income allocated to non-controlling interests	1,037	957
(Gain) on sale of unconsolidated joint venture properties	(3,566)	-
(Gain) on sale of discontinued operations, net of tax	-	(31,783)
Funds from operations - diluted	$94,832	$86,631

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	88,824	87,276
FFO diluted	89,910	89,177

Net income attributable to common shareholders - diluted	$0.45	$0.72
FFO per common share - diluted	$1.05	$0.97

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	2Q14 Range		2014 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	$0.37	$0.41	$1.48	$1.68
Expected real estate depreciation	0.63	0.63	2.56	2.56
Expected adjustments for unconsolidated joint ventures	0.01	0.01	0.05	0.05
Expected income allocated to non-controlling interests	0.01	0.01	0.05	0.05
(Gain) on sale of unconsolidated joint venture property	0.00	0.00	(0.04)	(0.04)
Expected FFO per share - diluted	$1.02	$1.06	$4.10	$4.30

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:
	Three Months Ended
	March 31,
	2014	2013
Net income attributable to common shareholders	$40,036	$63,476
Less: Fee and asset management income	(3,023)	(2,894)
Less: Interest and other (income) loss	(288)	(52)
Less: Income on deferred compensation plans	(681)	(2,999)
Plus: Property management expense	5,839	5,983
Plus: Fee and asset management expense	1,259	1,477
Plus: General and administrative expense	9,545	9,794
Plus: Interest expense	23,133	24,895
Plus: Depreciation and amortization	57,396	51,603
Plus: Amortization of deferred financing costs	841	916
Plus: Expense on deferred compensation plans	681	2,999
Less: Gain on sale of land	(354)	(698)
Less: Equity in income of joint ventures	(4,290)	(934)
Plus: Income tax expense	474	399
Less: Income from discontinued operations	-	(2,774)
Less: Gain on sale of discontinued operations, net of tax	-	(31,783)
Plus: Income allocated to non-controlling interests from continuing operations	1,037	864
Plus: Income, including gain on sale, allocated to non-controlling interests from discontinued operations	-	93
Net Operating Income (NOI)	$131,605	$120,365

"Same Property" Communities	$118,643	$111,646
Non-"Same Property" Communities	12,313	7,924
Development and Lease-Up Communities	(5)	(6)
Other	654	801
Net Operating Income (NOI)	$131,605	$120,365

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of discontinued operations, net of tax, and income (loss) allocated to non-controlling interests.
The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.
A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended
	March 31,
	2014	2013
Net income attributable to common shareholders	$40,036	$63,476
Plus: Interest expense	23,133	24,895
Plus: Amortization of deferred financing costs	841	916
Plus: Depreciation and amortization	57,396	51,603
Plus: Income allocated to non-controlling interests from continuing operations	1,037	864
Plus: Income, including gain on sale, allocated to non-controlling interests from discontinued operations	-	93
Plus: Income tax expense	474	399
Plus: Real estate depreciation and amortization from discontinued operations	-	1,867
Less: Gain on sale of land	(354)	(698)
Less: Equity in income of joint ventures	(4,290)	(934)
Less: Gain on sale of discontinued operations, net of tax	-	(31,783)
EBITDA	$118,273	$110,698

CAMDEN						OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Stable
	Standard & Poor's	BBB+	Stable
	Fitch	BBB+	Stable

Estimated Future Dates:		Q2 '14	Q3 '14	Q4 '14	Q1 '15
Earnings release & conference call		Late July	Early Nov	Early Feb	Late Apr

Dividend Information - Common Shares:		Q1 '14
Declaration Date		01/30/14
Record Date		03/31/14
Payment Date		04/17/14
Distributions Per Share		$0.66

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 03/31/14

(Unaudited)							1Q14 Avg
			Year Placed	Average	Apartment	1Q14 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	97%	$945	$1.20
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	1,022	0.96
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,171	1.09
Camden Pecos Ranch	Chandler	AZ	2001	924	272	94%	901	0.98
Camden San Marcos	Scottsdale	AZ	1995	984	320	95%	1,032	1.05
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,021	0.98
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	87%	1,487	1.14
TOTAL ARIZONA	7	Properties		1,007	2,095	95%	1,051	1.04

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,721	1.71
Camden Harbor View	Long Beach	CA	2004	975	538	96%	2,083	2.14
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	1,894	1.87
Camden Martinique	Costa Mesa	CA	1986	794	714	96%	1,454	1.83
Camden Parkside	Fullerton	CA	1972	836	421	94%	1,311	1.57
Camden Sea Palms	Costa Mesa	CA	1990	891	138	98%	1,610	1.81
Total Los Angeles/Orange County	6	Properties		904	2,481	96%	1,667	1.84

Camden Landmark	Ontario	CA	2006	982	469	96%	1,357	1.38
Camden Old Creek	San Marcos	CA	2007	1,037	350	96%	1,685	1.62
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	94%	1,568	1.63
Camden Tuscany	San Diego	CA	2003	896	160	95%	2,182	2.43
Camden Vineyards	Murrieta	CA	2002	1,053	264	95%	1,266	1.20
Total San Diego/Inland Empire	5	Properties		991	1,665	95%	1,544	1.56

TOTAL CALIFORNIA	11	Properties		939	4,146	96%	1,618	1.72

Camden Belleview Station	Denver	CO	2009	888	270	93%	1,213	1.37
Camden Caley	Englewood	CO	2000	925	218	95%	1,136	1.23
Camden Denver West	Golden	CO	1997	1,015	320	94%	1,309	1.29
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	93%	1,357	1.18
Camden Interlocken	Broomfield	CO	1999	1,010	340	95%	1,298	1.29
Camden Lakeway	Littleton	CO	1997	932	451	95%	1,133	1.22
TOTAL COLORADO	6	Properties		991	1,941	94%	1,242	1.25

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	95%	1,500	1.41
Camden Clearbrook	Frederick	MD	2007	1,048	297	95%	1,359	1.30
Camden College Park	College Park	MD	2008	942	508	95%	1,570	1.67
Camden Dulles Station	Oak Hill	VA	2009	978	382	96%	1,625	1.66
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,690	1.60
Camden Fairfax Corner	Fairfax	VA	2006	934	488	96%	1,727	1.85
Camden Fallsgrove	Rockville	MD	2004	996	268	94%	1,702	1.71
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,414	3.59
Camden Lansdowne	Leesburg	VA	2002	1,006	690	95%	1,446	1.44
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	96%	1,608	1.56
Camden Monument Place	Fairfax	VA	2007	856	368	94%	1,527	1.78
Camden Potomac Yard	Arlington	VA	2008	835	378	95%	2,021	2.42
Camden Roosevelt	Washington	DC	2003	856	198	96%	2,527	2.95
Camden Russett	Laurel	MD	2000	992	426	95%	1,415	1.43
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	1,470	1.51
Camden South Capitol (1)(2)	Washington	DC	2013	821	276	Lease-up	2,185	2.66
Camden Summerfield	Landover	MD	2008	957	291	94%	1,572	1.64
Camden Summerfield II	Landover	MD	2012	936	187	94%	1,593	1.70
TOTAL DC METRO	18	Properties		956	6,083	95%	1,662	1.74

Camden Aventura	Aventura	FL	1995	1,108	379	96%	1,708	1.54
Camden Brickell	Miami	FL	2003	937	405	98%	1,838	1.96
Camden Doral	Miami	FL	1999	1,120	260	97%	1,632	1.46
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	1,752	1.40
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	97%	1,893	1.82
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,388	1.16
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	98%	1,446	1.30
Total Southeast Florida	7	Properties		1,103	2,520	97%	1,659	1.50

Camden Club	Longwood	FL	1986	1,077	436	97%	939	0.87
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	1,092	1.02
Camden Lago Vista	Orlando	FL	2005	955	366	97%	953	1.00
Camden LaVina	Orlando	FL	2012	970	420	96%	1,097	1.13
Camden Lee Vista	Orlando	FL	2000	937	492	97%	923	0.99
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,161	1.42
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	95%	866	0.96
Camden Town Square	Orlando	FL	2012	986	438	95%	1,145	1.16
Camden Waterford Lakes (1)(2)	Orlando	FL	2013	971	300	Lease-up	1,162	1.20
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,033	1.06
Total Orlando	10	Properties		966	3,976	96%	1,019	1.06

CAMDEN						COMMUNITY TABLE
						Community Statistics as of 03/31/14

(Unaudited)							1Q14 Avg
			Year Placed	Average	Apartment	1Q14 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	96%	$928	$0.98
Camden Bayside	Tampa	FL	1987/1989	748	832	95%	830	1.11
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	95%	778	1.06
Camden Lakeside	Brandon	FL	1986	729	228	95%	787	1.08
Camden Montague	Tampa	FL	2012	975	192	97%	1,151	1.18
Camden Preserve	Tampa	FL	1996	942	276	94%	1,149	1.22
Camden Providence Lakes	Brandon	FL	1996	1,024	260	97%	931	0.91
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	972	0.96
Camden Visconti (1)	Tampa	FL	2007	1,125	450	94%	1,159	1.03
Camden Westchase Park	Tampa	FL	2012	993	348	96%	1,233	1.24
Camden Westshore	Tampa	FL	1986	728	278	97%	905	1.24
Camden Woods	Tampa	FL	1986	1,223	444	97%	908	0.74
Total Tampa/St. Petersburg	12	Properties		916	5,108	96%	947	1.03

TOTAL FLORIDA	29	Properties		973	11,604	96%	1,126	1.16

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,119	1.22
Camden Creekstone	Atlanta	GA	2002	990	223	98%	1,036	1.05
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	1,112	0.94
Camden Dunwoody	Atlanta	GA	1997	1,007	324	95%	1,043	1.04
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	95%	1,156	1.24
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	1,033	1.01
Camden Phipps (1)	Atlanta	GA	1996	1,018	234	95%	1,360	1.34
Camden River	Duluth	GA	1997	1,103	352	97%	951	0.86
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	967	0.85
Camden St. Clair	Atlanta	GA	1997	999	336	96%	1,071	1.07
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	95%	788	0.78
Camden Vantage	Atlanta	GA	2010	901	592	94%	1,113	1.23
TOTAL GEORGIA	12	Properties		1,008	3,943	95%	1,061	1.05

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	94%	722	0.77
Camden Breeze	Las Vegas	NV	1989	846	320	94%	732	0.87
Camden Canyon	Las Vegas	NV	1995	987	200	95%	866	0.88
Camden Commons	Henderson	NV	1988	936	376	93%	763	0.82
Camden Cove	Las Vegas	NV	1990	898	124	95%	731	0.81
Camden Del Mar	Las Vegas	NV	1995	986	560	95%	927	0.94
Camden Fairways	Henderson	NV	1989	896	320	97%	881	0.98
Camden Hills	Las Vegas	NV	1991	439	184	94%	492	1.12
Camden Legends	Henderson	NV	1994	792	113	97%	827	1.04
Camden Palisades	Las Vegas	NV	1991	905	624	95%	724	0.80
Camden Pines	Las Vegas	NV	1997	982	315	96%	798	0.81
Camden Pointe	Las Vegas	NV	1996	983	252	96%	740	0.75
Camden Summit	Henderson	NV	1995	1,187	234	96%	1,095	0.92
Camden Tiara	Las Vegas	NV	1996	1,043	400	95%	861	0.83
Camden Vintage	Las Vegas	NV	1994	978	368	95%	700	0.71
TOTAL NEVADA	15	Properties		938	4,918	95%	793	0.84

Camden Ballantyne	Charlotte	NC	1998	1,045	400	96%	1,130	1.08
Camden Cotton Mills	Charlotte	NC	2002	905	180	98%	1,382	1.53
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,338	1.56
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	1,031	0.99
Camden Foxcroft	Charlotte	NC	1979	940	156	98%	894	0.95
Camden Grandview	Charlotte	NC	2000	1,057	266	97%	1,508	1.42
Camden Pinehurst	Charlotte	NC	1967	1,147	407	98%	907	0.79
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	973	1.00
Camden Simsbury	Charlotte	NC	1985	874	100	99%	1,010	1.16
Camden South End Square	Charlotte	NC	2003	882	299	97%	1,251	1.42
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,138	1.04
Camden Touchstone	Charlotte	NC	1986	899	132	98%	858	0.95
Total Charlotte	12	Properties		1,003	2,894	97%	1,119	1.11

Camden Asbury Village (1)	Raleigh	NC	2009	1,009	350	95%	1,046	1.04
Camden Crest	Raleigh	NC	2001	1,013	438	96%	870	0.86
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	94%	938	0.90
Camden Lake Pine	Apex	NC	1999	1,066	446	96%	929	0.87
Camden Manor Park	Raleigh	NC	2006	966	484	96%	948	0.98
Camden Overlook	Raleigh	NC	2001	1,060	320	95%	1,060	1.00
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	810	0.83
Camden Westwood	Morrisville	NC	1999	1,027	354	94%	879	0.86
Total Raleigh	8	Properties		1,016	3,054	95%	929	0.91

TOTAL NORTH CAROLINA	20	Properties		1,010	5,948	96%	1,022	1.01

CAMDEN							COMMUNITY TABLE
							Community Statistics as of 03/31/14

(Unaudited)								1Q14 Avg
				Year Placed	Average	Apartment	1Q14 Avg	Monthly Rental Rates
Community Name		City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

	Camden Amber Oaks (1)	Austin	TX	2009	862	348	96%	$933	$1.08
	Camden Amber Oaks II (1)	Austin	TX	2012	910	244	95%	1,030	1.13
	Camden Brushy Creek (1)	Cedar Park	TX	2008	882	272	96%	942	1.07
	Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,081	1.19
	Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,242	1.30
	Camden Huntingdon	Austin	TX	1995	903	398	95%	913	1.01
	Camden Ridgecrest	Austin	TX	1995	855	284	96%	825	0.97
	Camden Shadow Brook (1)	Austin	TX	2009	909	496	97%	966	1.06
	Camden Stoneleigh	Austin	TX	2001	908	390	95%	1,084	1.19
	Total Austin	9	Properties		901	3,030	96%	1,004	1.11

	Camden Breakers	Corpus Christi	TX	1996	868	288	94%	1,164	1.34
	Camden Copper Ridge	Corpus Christi	TX	1986	775	344	96%	844	1.09
	Camden Miramar (3)	Corpus Christi	TX	1994-2013	492	930	97%	1,101	2.24
	Camden South Bay (1)	Corpus Christi	TX	2007	1,055	270	93%	1,252	1.19
	Total Corpus Christi	4	Properties		687	1,832	94%	1,085	1.58

	Camden Addison	Addison	TX	1996	942	456	95%	954	1.01
	Camden Belmont	Dallas	TX	2010/2012	945	477	93%	1,340	1.42
	Camden Buckingham	Richardson	TX	1997	919	464	96%	1,005	1.09
	Camden Centreport	Ft. Worth	TX	1997	911	268	94%	934	1.02
	Camden Cimarron	Irving	TX	1992	772	286	95%	963	1.25
	Camden Design District (1)	Dallas	TX	2009	939	355	95%	1,260	1.34
	Camden Farmers Market	Dallas	TX	2001/2005	932	904	94%	1,103	1.18
	Camden Glen Lakes	Dallas	TX	1979	877	424	95%	905	1.03
	Camden Henderson	Dallas	TX	2012	967	106	97%	1,467	1.52
	Camden Legacy Creek	Plano	TX	1995	831	240	96%	992	1.19
	Camden Legacy Park	Plano	TX	1996	871	276	96%	1,025	1.18
	Camden Panther Creek (1)	Frisco	TX	2009	946	295	96%	1,059	1.12
	Camden Riverwalk (1)	Grapevine	TX	2008	982	600	95%	1,241	1.26
	Camden Valley Park	Irving	TX	1986	743	516	96%	880	1.18
	Total Dallas/Ft. Worth	14	Properties		902	5,667	95%	1,073	1.19

	Camden City Centre	Houston	TX	2007	932	379	97%	1,574	1.69
	Camden City Centre II	Houston	TX	2013	868	268	96%	1,628	1.88
	Camden Cypress Creek (1)	Cypress	TX	2009	993	310	95%	1,199	1.21
	Camden Downs at Cinco Ranch (1)	Katy	TX	2004	1,075	318	95%	1,200	1.12
	Camden Grand Harbor (1)	Katy	TX	2008	959	300	96%	1,109	1.16
	Camden Greenway	Houston	TX	1999	861	756	96%	1,350	1.57
	Camden Heights (1)	Houston	TX	2004	927	352	97%	1,489	1.61
	Camden Holly Springs	Houston	TX	1999	934	548	94%	1,160	1.24
	Camden Midtown	Houston	TX	1999	844	337	97%	1,670	1.98
	Camden Northpointe (1)	Tomball	TX	2008	940	384	96%	1,027	1.09
	Camden Oak Crest	Houston	TX	2003	870	364	95%	1,015	1.17
	Camden Park	Houston	TX	1995	866	288	96%	968	1.12
	Camden Plaza	Houston	TX	2007	915	271	96%	1,519	1.66
	Camden Post Oak	Houston	TX	2003	1,200	356	95%	2,583	2.15
	Camden Royal Oaks	Houston	TX	2006	923	236	100%	1,200	1.30
	Camden Royal Oaks II	Houston	TX	2012	1,054	104	99%	1,374	1.30
	Camden Spring Creek (1)	Spring	TX	2004	1,080	304	97%	1,115	1.03
	Camden Stonebridge	Houston	TX	1993	845	204	97%	1,021	1.21
	Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,022	1.11
	Camden Travis Street	Houston	TX	2010	819	253	98%	1,608	1.96
	Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,377	1.60
	Camden Whispering Oaks	Houston	TX	2008	934	274	97%	1,176	1.25
	Camden Woodson Park (1)	Houston	TX	2008	916	248	95%	1,045	1.14
	Camden Yorktown (1)	Houston	TX	2008	995	306	96%	1,122	1.13
	Total Houston	24	Properties		930	8,434	96%	1,323	1.42

	TOTAL TEXAS	51	Properties		894	18,963	96%	1,174	1.31

	TOTAL PROPERTIES	169	Properties		949	59,641	96%	$1,189	$1.25

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of March 31, 2014 are excluded from total occupancy numbers.
(3)	Miramar is a student housing community which is excluded from total occupancy numbers.